EXHIBIT A

JOINT FILING AGREEMENT

Soleus Capital Master Fund, L.P., a Cayman Islands exempted limited partnership, Soleus Capital, LLC, a Delaware limited liability company, Soleus Capital Group, LLC, a Delaware limited liability company, Soleus Private Equity Fund III, L.P., a Delaware limited partnership, Soleus Private Equity GP III, LLC, a Delaware limited liability company, Soleus PE GP III, LLC, a Delaware limited liability company, and Guy Levy, an individual, hereby agree to file jointly the statement on Schedule 13G/A (Amendment No. 2) to which this Joint Filing Agreement is attached, and any amendments thereto which may be deemed necessary, pursuant to Regulation 13D-G under the Securities Exchange Act of 1934, as amended.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, but such party is not responsible for the completeness or accuracy of information concerning the other party unless such party knows or has reason to believe that such information is inaccurate.

It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the statement on Schedule 13G, and any amendments hereto, filed on behalf of each of the parties hereto.

Date:	September 28, 2022	Soleus Capital Master Fund, L.P.

		By:	Soleus Capital, LLC, its General Partner

		By:	Soleus Capital Group, LLC, its Managing Manager

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	Soleus Capital, LLC

		By:	Soleus Capital Group, LLC, its Managing Manager

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	Soleus Capital Group, LLC

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	Soleus Private Equity Fund III, L.P.

		By:	Soleus Private Equity GP III, LLC, its General Partner

		By:	Soleus PE GP III, LLC, its Manager

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	Soleus Private Equity GP III, LLC

		By:	Soleus PE GP III, LLC, its Manager

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	Soleus PE GP III, LLC

		By:	/s/ Guy Levy
		Name:	Guy Levy
		Title:	Managing Member

Date:	September 28, 2022	/s/ Guy Levy
		Name:	Guy Levy